UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2017 (November 16, 2017)
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TRONOX LIMITED
(Exact name of registrant as specified in its charter)
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Western Australia, Australia	001-35573	98-1026700
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

263 Tresser Boulevard, Suite 1100		Lot 22 Mason Road
Stamford, Connecticut 06901		Kwinana Beach, WA 6167 Australia

(Address of principal executive offices, including zip code)
(203) 705-3800

(Registrant’s telephone number, including area code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 16, 2017, Tronox Limited (the “Company”) announced that its board of directors has appointed Jeffry N. Quinn as President and Chief Executive Officer, effective as of December 1, 2017 (the “Effective Date”). Mr. Quinn, age 58, has served as a member of the Company’s board of directors since 2011, and will remain a director. On the Effective Date, Mr. Quinn will succeed Peter Johnston who held the role of interim Chief Executive Officer since May 15, 2017. Mr. Johnston will remain a member of the Company’s board of directors.

Mr. Quinn served as the Chief Executive Officer of Jason Industries Inc. (“Jason”) from November 2015 to December 2016. In 2012, he founded Quinpario Partners LLC, a private investment company that was also the sponsor of two publicly listed special purpose acquisition corporations, and served as its Chairman, Chief Executive Officer and Managing Member. Prior to forming Quinpario Partners LLC, from 2004 to 2012, Mr. Quinn served as the President and Chief Executive Officer of Solutia Inc. (formerly NYSE: SOA), a global specialty chemical and performance materials company, and served as its Chairman of the board of directors from 2006 to 2012. Mr. Quinn is currently Chairman of the board of directors of Jason (NASDAQ: JASN), as well as a member of the board of directors of W.R. Grace & Co. (NYSE: GRA).

In connection with his appointment as President and Chief Executive Officer, Mr. Quinn will enter into an employment agreement with the Company.

The Company’s press release is filed as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release issued by Tronox Limited, dated November 16, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX LIMITED

	By:	/s/ Richard L. Muglia
Date: November 17, 2017	Name:	Richard L. Muglia
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Tronox Limited, dated November 16, 2017